June 29, 2006

FUNDX STOCK UPGRADER FUND

a series of Professionally Managed Portfolios

Supplement to Prospectus dated September 12, 2005

Please note that the “Redemption Fee and Market Timing” section of the prospectus has been revised. This section now reads as follows:

The risks associated with market timing activity and high portfolio turnover may have a negative impact on long-term investors. Short-term investors who engage in frequent purchases and redemptions can create some transaction costs that are borne by all shareholders. Frequent trading could increase the rate of the Fund’s portfolio turnover. The tax effects (and some trading costs) associated with portfolio turnover may adversely affect the Fund’s performance. In addition, large movements of assets into and out of the Fund may negatively impact the Fund’s ability to achieve its investment objectives or its desired level of operating expenses. For these reasons, the Fund does not accommodate frequent purchases and redemptions and assesses a 2.00% redemption fee on redemptions or exchanges of shares held for less than 30 days. The Fund will use the first-in, first-out (“FIFO”) method to determine the 30 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 30 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 30 day period from the date of purchase. The fee is deducted from your proceeds and is retained by the Fund for the benefit of long-term shareholders. The redemption fee may also be waived on certain exchanges or redemptions at the Advisor’s discretion.

Although the Fund has the goal of applying this redemption fee to redemptions of shares held for 30 days, the redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to redemptions made under the Fund’s SWP or purchases under an AIP. In addition, the redemption fee may not apply in certain circumstances where it is not currently practical for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans, including, but not limited to, 401(k) and other employer-sponsored retirement plans (excluding IRAs and other 1-person plans). The redemption fee will also be applied to exchanges between the Fund and other FundX Upgrader Funds if the shares are purchased and held for less than 30 days. While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short-term trading effected through financial intermediaries.

In addition, shareholders controlling greater than 5% of the Fund’s assets will be restricted to no more than four “round trips” through the Fund during any 12 month period. A round trip is an exchange or redemption out of the Fund followed by an exchange or purchase back into the Fund. The Fund will look at both individual account holders as well as groups of accounts that are traded by a single entity (e.g. registered investment advisors) when determining which shareholders control greater than 5% of the Fund. With respect to omnibus accounts, the Fund will “look through” to the underlying shareholders when determining the 5% threshold. The Fund will notify shareholders who, in its determination, have exceeded the 5% threshold.

Please bear in mind that Fund is not in a position to monitor all trading behavior and does not feel that adding the costs of establishing such a process would benefit Fund shareholders. However, the Fund may track the behavior of any shareholders that appear, in the Advisor’s opinion, to disrupt the management of the Fund. In addition to the establishment of a redemption fee, to help protect the interests of long-term investors and reward them for their commitment to the Fund’s strategies, the Fund may close any shareholder account to new purchases when, in the opinion of the Fund’s Advisor, in its sole discretion, the trading activity is disruptive to the management of the Fund. The Fund reserves the right, in its sole discretion, to identify trading activity as disruptive or abusive. At all times, the Fund will act on behalf of the best interest of its long-term shareholders.

Please retain this Supplement with the Prospectus.
The date of this Supplement is June 29, 2006